SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                              8-KSB


                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



                        December 23, 1996
                         (Date of Report)



                    America's Coffee Cup, Inc.
      (Exact name of registrant as specified in its charter)



                             Colorado
          (State or other jurisdiction of incorporation)



       33-20492-D                          84-1078201
(Commission File Number)    (IRS Employer Identification Number)



      12528 Kirkham Court, Nos. 6&7, Poway, California 92064
   (Address of principal executive offices including zip code)



                        (619) 679-3290
       (Registrant's telephone number including area code)

Item 1.  Change in Control of Registrant.

    Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

On December 20, 1996, the registrant hereunder, America's Coffee Cup, Inc., a Colorado corporation ("ACC"), entered into a Letter of Agreement to Purchase (the "Purchase Agreement"),with Club Rouge, Inc., a Nevada corporation ("Club Rouge"), and it shareholders (the "Club Rouge Shareholders"). If and when consummated (the "Closing Date"), ACC will acquire from the Club Rouge Shareholders all of the issued and outstanding proprietary interest of Club Rouge solely in exchange for voting stock of ACC (the "ACC Voting Stock"), which will result in Club Rouge becoming a wholly-owned subsidiary of ACC and will further result in ACC issuing shares of ACC Voting Stock which will upon issuance and subsequent conversion, if applicable, result in the Club Rouge Shareholders holding 15,000,000 common shares of ACC (the "ACC Common Stock").


The ACC Voting Stock to be issued to the Club Rouge Shareholders, as well as the ACC Common Stock into which such shares are convertible, if applicable, will be restricted under the Securities Act of 1933, as amended (the "Securities Act"), as well as Rule 144 thereunder ("Rule 144"), and will be further restricted from transfer under the terms of the Agreement for a period of four years after the Closing Date. The ACC Voting Stock which the Club Rouge Shareholders receive under the Agreement, as well as the ACC Common Stock into which such shares are convertible, if applicable, or both, are subject to "piggy-back" registration rights in the event that ACC elects to register ACC Common Stock, either on behalf of itself or a shareholder of ACC, with the Securities and Exchange Commission (the "SEC") under the Securities Act. If the Club Rouge Shareholders elect to piggy-back their shares and register them with the SEC under the Securities Act after notice from ACC, the foregoing transfer restrictions will earlier lapse.

The Agreement provides on the Closing Date that the two current directors of ACC may remain and that they will appoint a slate of three additional directors to be nominated by the person controlling Club Rouge, Mr. James Walker. It is anticipated that Messrs. Marsik and Pierce will remain as directors of ACC following the Closing Date, Mr. Tompkins already having resigned. The Agreement further provides on the Closing Date that all current officers of ACC will resign and the newly constituted board will appoint new officers, with Mr. Walker to be an officer and Mr. Marsik also to serve as an officer and operate the coffee division. The Agreement also requires the modification on or prior to the Closing Date of all existing employment agreements to comply with the foregoing requirements and be approved by the newly constituted board of directors.

The Agreement further provides that the funding, if any, which may be received from the exercise of all currently outstanding options and warrants, including the bridge loan warrants issued in anticipation of, as well as the warrants issued in connection with, the recently concluding public offering by ACC, will be split as follows: (i) the first $705,000 - $250,000 to ACC and $455,000 to
Club Rouge; and (ii) all additional funding 1/3rd to ACC and 2/3rds to Club Rouge.

The Closing Date will occur as soon as the parties are legally able to deliver the consideration expressed in the Agreement and discussed above.

Club Rouge operates a casino in Las Vegas, Nevada. The purchase price and number of shares of ACC Voting Stock to be issued for the proprietary interest of Club Rouge was determined by mutual agreement of the boards of ACC and Club Rouge after an evaluation of the net worth of ACC as compared to the net worth of Club Rouge, an evaluation of the future potential of the business of each corporation, an evaluation of the current business operations of the respective parties and their management and the share price of the ACC Common Stock. Previous to the execution and delivery of the Agreement, there was no material relationship between ACC and Club Rouge, or any of their respective officers, directors, shareholders or other affiliates.

Item 3.  Bankruptcy or Receivership.

    Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

    Not Applicable.

Item. 5.  Other Events.

On Friday, February 7, 1997, or as soon thereafter as reasonably practicable, ACC will hold a special meeting of its shareholders, common and preferred, in the corporate offices of ACC in Poway, California. The special meeting has been called for the primary purpose of increasing the authorized common shares of ACC from 10,000,000 to 50,000,000 to allow for the conversion, if applicable, of the ACC Voting Stock. The meeting is also being called to change the name of ACC to a name which in the discretion of the board governing ACC is more appropriate to the entity following the Closing Date. These resolutions require the approval of a majority of the votes entitled to be cast at the meeting.

Concurrent with the execution and delivery of the Agreement, ACC notified Beverage International Group, Inc. ("BIG"), of the termination by ACC of the letter of intent which ACC and BIG had executed and delivered earlier this month, all in accordance with the terms and conditions of the letter of intent.

Item 6.  Resignation of Registrant's Directors.

    Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

     Not Applicable.


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 23rd day of December, 1996.


AMERICA'S COFFEE CUP, INC.
(Registrant)



By:    /s/ Robert Marsik
       Robert Marsik, President








                        * * * * * * * * *


                          EXHIBIT A


                LETTER OF AGREEMENT TO PURCHASE

This Letter of Agreement to Purchase entered into in Las Vegas, NV this 20th day of December, 1996, between America's Coffee cup, Inc. a Colorado (public corporation, sometimes referred to in this Agreement as the "Purchaser," and The Shareholders of Club Rouge, Inc., a Nevada Company sometimes referred to in this Agreement as "The Shareholders" and listed, on the signature page hereto by name, and Club Rouge, Inc. sometimes referred to in this Agreement as the "Acquired Corporation."

     The Purchaser will acquire from the Shareholders 100%(1,700)shares of the issued and outstanding shares of capital stock of the Acquired Corporation, in exchange solely for shares of voting stock of the Purchaser. Under this Plan, the Acquired Corporation will become a subsidiary of America's Coffee Cup, Inc..

                            ARTICLE I

                    EXCHANGE OF CAPITAL STOCK

         Transfer of Acquired Corporation's Capital Stock

     1.01 Subject to the items and conditions of this Agreement, each shareholder of Acquired Corporation will transfer and deliver to the Purchaser on the Closing Date 100% of their certificates for shares of Capital Stock of Club Rouge, Inc., duly endorsed, in blank with signatures guaranteed by a Registered Stock Broker or Bank.

                    Consideration for Transfer

     1.02 In exchange for each share transferred by the Shareholders pursuant to Paragraph 1.01 the Purchaser will issue and cause to be delivered to the Shareholders on the Closing Date, shares of Common Stock of ACC that will equal Fifteen Million (15,000,000) shares, said shares to be restricted for a period of four years unless sooner removed by a registration.

     ACC agrees that it will cause all but two current directors to resign and will appoint a slate of (three) directors nominated by James Walker and ACC will also cause all officers to resign and new Board will appoint new Officers of the Company. ACC will also require that James Walker sit on the Board of Directors of ACC and additionally serve as officer of the company, in addition the Company and James Walker will require that Robert Marsik serve as an officer and director and operate the coffee division.

     1.04 It is agreed by the parties hereto that of the funding which is available through the exercise of Options and Warrants that any and all funding which comes into the acquiring company through the exercise of the options and warrants will be split among the Purchaser and the Acquired Corporation as follows:


     1. The first $705,000 will be split $250,000 to the Purchaser for use in its existing business and $455,000 to Club
Rouge, Inc. to be used in the Casino Hotel Business;

     2. All additional funding shall be split 2/3 to Club Rouge, Inc. and the balance to be used in the existing business of ACC.

     1.05 As additional consideration ACC shall cause all existing contracts to be modified and, such modification shall meet with the new Board of Directors approval.

                           Closing Date

     1.05 Subject to the conditions precedent set forth in this Agreement and the other obligations of the parties set forth in the Agreement of Purchase shall be consummated in a Definitive
Agreement at 900 West Bonanza Rd. Las Vegas NV, on or before
__________, 1996, at 10:00 o'clock A.M.

                            ARTICLE II

                REPRESENTATIONS AND WARRANTIES OF
                       ACQUIRED CORPORATION

        Organization and Standing of Acquired Corporation

     2.01 Club Rouge, is a corporation duly organized, validly existing and in good standings tender the laws of Nevada, with corporate power to own property and carry on its business as it is now being conducted. Copies of the articles of incorporation of Club Rouge, Inc., that have been certified by the Secretary of The Company and delivered to the Purchaser, are complete and accurate as of the date of this Agreement. Club Rouge, Inc., is qualified to transact business as a foreign corporation and is in good standing in all in all jurisdiction sin which its principal properties are located or is not required to be qualified as a foreign corporation to transact business in any other jurisdiction.

                           Subsidiaries

     2.02 Club Rouge, Inc., has subsidiaries as listed on Exhibit
"A", attached hereto ad made a part hereof for all purposes.

                          Capitalization

     2.03 Club Rouge, Inc. has an authorized capitalization of 2,500 shares and as of the date of this Agreement 1,700 shares are issued and outstanding, fully paid, and nonassessable. There are no outstanding subscriptions, options, contracts, commitments, or demand relating to the authorized, but unissued stock of Club Rouge, Inc. or other agreements of any character under which Club Rouge, Inc. would be obligated to issue or purchase shares of its capital stock.

                           ARTICLE III

           REPRESENTATIONS AND WARRANTIES OF PURCHASER

              Organization and Standing of Purchaser

     3.01 America's Coffee Cup, Inc. is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado, with corporate power to own property and carry on its business as it is now being conducted. Copies of the articles of incorporation of Americas Coffee Cup, Inc., that have been certified by the Secretary of State of Colorado and will be delivered to the Acquired Corporation, are complete and accurate as of the date of this Agreement. America's Coffee Cup, Inc. is qualified as a foreign corporation to transact business in other jurisdictions.

                           Subsidiaries

     3.02 America's Coffee Cup, Inc. has no subsidiaries.

                          Capitalization

     3.03 ACC will have an authorized capitalization of 10,000,000 shares of common stock of the par value of $0.40 per share, of which 845,427 shares will be issued, outstanding and fully paid as of the closing date. There will be outstanding options, and Warrants as set out in Exhibit "A" attached hereto relating to the authorized but unissued stock of ACC. ACC will increase its authorized Common Stock from 10,000,000 to 50,000,000 shares prior to closing. The Company's current 1,000,000 of authorized Preferred Stock shall remain the same.

                         Full Disclosure

     3.04 As of the Closing Date, America's Coffee Cup, Inc. will hove disclosed to the Acquired Corporation all events, conditions, and facts materially affecting the business and prospects of ACC has not withheld knowledge of any events, conditions, or reasonable grounds to know which would materially affect the business and prospects of ACC. None of the representations and warranties made by ACC in this Agreement or set forth in any other instrument furnished to the Acquired Corporation contain any untrue statement of a material fact, or fails to state a material fact.

                            ARTICLE IV

              SURVIVAL OF WARRANTIES AND LIABILITIES

      Nature and Survival of Representations and Warranties

     4.01 All statements of fact contained in this Agreement, or in any memorandum, certificate, letter, document, or other instrument delivered by or on behalf of Club Rouge, Inc. and America's Coffee Cup, Inc. pursuant to this agreement shall be deemed representations and warranties made by any such party, respectively, to each other party under this agreement. The covenants, representations, and warranties of the parties and the shareholders shall survive the Closing Date, and all inspections, examinations, or audits on behalf of the parties and the shareholder for a period of one (1) year following the Closing Date.

                         Indemnification

                             Expenses

     4.02 The Acquired, Corporation shall pay its own expenses incurred by them arising out of this Agreement and the transitions contemplated in this Agreement, including but not limited to all fees and expenses of their counsel and accountants. Whether or not this Agreement is terminated, each of the parties shall bear all expenses incurred by it in connection with this Agreement and in the consummation of the transactions contemplated by and in preparation for the Agreement.

                      Minority Shareholders

4.03 All shareholders of the Acquired Corporation shall have no liability under this Agreement for any breach of the representations or warranties made by Club Rouge, Inc. under this Agreement.

                            ARTICLES V

                 COMPLIANCE WITH SECURITIES LAWS

         Unregistered Stock Under Federal Securities Act

     5-01 (a) Each shareholder of the Acquired Corporation acknowledges that the shares of the Purchaser's Stock to be delivered to the Shareholder pursuant to this Agreement have not been registered under the Federal Securities Act of 1934, as amended, referred to in this Agreement as the "1934 Act," that therefore the stock is not fully transferable except as permitted under various exemptions contained in the 1934 Act and the rules of the Securities and Exchange Commission interpreting the Act. The provisions contained in the Paragraph 9.01 are intended to ensure compliance with the 1933 Act.

                No Distribution of Stock to Public

     (b) Each Shareholder of the Acquired Corporation represents and warrants to the Purchaser that the shareholder is requiring the shares of the Purchaser's Common Stock under this Agreement for the shareholder's own account for investment, and not for the purpose of resale to any other distribution of the shares. Each shareholder also represents and warrants that the shareholder has no present Agreement of disposing of all or any part of such shares at any particular time, for any particular price, or on the happening of any particular circumstances. Each shareholder acknowledges that the Purchaser is relying on the truth and accuracy of the warranties and representations set forth in this Paragraph in issuing shares without first registering the shares under the 1934 Act.

            No Transfers in Violation of the 1934 Act

     (c) Each shareholder of the Acquired Corporation covenants and represents that none of the shares of America's Coffee Cup, Inc. Capital Stock that will be issued to the shareholder pursuant to this Agreement, will be offered, sold, assigned, pledged, transferred, or otherwise disposed of except after full compliance with all of the applicable provisions of the 1934 Act and the rules and regulations of the Securities and Exchange Commission under the 1934 Act. Therefore, each shareholder agrees not to sell or otherwise dispose of any of the shares of the Purchaser's Common Stock received pursuant to this Agreement unless the shareholder:

     (i) Has delivered to the Purchaser a written legal opinion in form and substance satisfactory to counsel for the Purchaser to the effect that the disposition is permissible under the terms of the 1934 Act and regulations interpreting the Act;

     (ii) Has complied with the registration and prospectus requirements of 1934 Act relating to such a disposition; or

     (iii) Has presented the Purchaser satisfactory evidence that such a disposition is exempt from registration under Section 4(l) of the Act.

     Purchaser shall place a stop transfer order against transfer of the shares until one of the conditions set forth in this subparagraph has been met.

                 Investment Legend on Certificate

     (d) Each shareholder of the Acquired Corporation agrees that the certificates evidencing the shares the shareholder will receive under this Agreement will contain the following legend:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1934 AND HAVE BEEN TAKEN FOR INVESTMENT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1934, AS AMENDED, IS IN EFFECT FOR THE SECURITIES, OR ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS IN FACT APPLICABLE TO SUCH OFFER OR SALE.

                 Indemnification by Shareholders

     (e) If at any time in the future any of the shareholders of the Acquired Corporation in sell or otherwise dispose of any of such shares of Common Stock received from the purchaser without registration under the 1934 Act or any similar federal statute that may then be in effect, such shareholder agrees to indemnify and hold harmless the Purchaser against any claim, liabilities, penalties, costs, and expenses it may be asserted against or suffered by the Purchaser a result of the such disposition.

                       Future Registration

     If within three (3) years after the initial registration, the Purchaser decides to file a registration statement under the 1934 Act, covering a sale by the Purchaser or shareholder of the Purchaser of shares of the Purchaser's Common Stock for cash, the Purchaser will mail to each shareholder written notice of its Agreement to file such a registration statement. If a shareholder delivers a written request to the Purchaser within twenty (20) days after the mailing of such notice setting forth the number of shares of Common Stock the shareholder intends to dispose of, the purchaser agrees to use its best efforts to include such shares of each shareholder in the registration statement. However, the Purchaser shall not be so obligated to register the shares if in the opinion of the counsel for the Purchaser such shares may be disposed of without compliance with the registration and prospectus requirements of the 1934 Act. If, in spite of the best efforts of the Purchaser, the inclusion of all of the shares that each shareholder intends to sell is not acceptable to the managing underwriter or underwriters of the offering, the Purchaser may limit the number of shares of each shareholder to be sold to ten percent (10%) of the total number of shares being offered in the Registration statement. If the offering is not completed within ninety (90) days after the effective date of the registration statement, the Purchaser shall be entitled to deregister any unsold portion of such shares. The manner and conduct of any such registration, including the contents of such registration statement and of any related underwriting or other agreements shall be entirely in the control and discretion of the purchaser. Each shareholder agrees to cooperate with the Purchaser in the preparation and filing of any registration statement prepared and filed under this Subparagraph. The Purchaser's out-of-pocket expenses except for registration fees incurred in performing the obligations under this Subparagraph except that each shareholder shall make the customary agreements, representations, warranties, and indemnifications to the underwriters in any such offering with respect to any shares included in the shareholders request.

                          Securities Act

     5.02 It is agreed that the consummation of this Agreement is not subject to issuance by the Delaware Securities Commissioner of any permit and any other requirements of Delaware law applying to the issuance and transfer of the Purchaser's stock in exchange for shares of Capital Stock of Club Rouge, Inc.

                            ARTICLE XI
                          MISCELLANEOUS
                            Amendment
     6.01 This Agreement may be amended or modified at any time and in any manner only by an instrument in writing executed by the President of Club Rouge, Inc. and the President of America's Coffee Cup, Inc. provided it has been approved by the Shareholders of each party.

                              Waiver

6.02 Either Club Rouge, Inc. or America's Coffee Cup, Inc. may waive, in writing:

                        Extension of Time

     (a) Extend the time for the performance of any of the obligations of any other party to the Agreement.

                        Waiving Accuracies

     (b) Waive any inaccuracies and misrepresentations contained in this Agreement or any document delivered pursuant to the Agreement made by any other party to the Agreement.

                Waiving Compliance With Covenants

     Waive compliance with any of the covenants or performance of any obligations contained in this Agreement by any other party to the Agreement.

           Waiving Satisfaction of Condition Precedent

(d) Waive the fulfillment of any condition precedent to the performance by any other party to the Agreement.

                            Assignment

6.03 (a) Neither this entire Agreement nor any right created by the Agreement shall be assignable by either the Club Rouge, Inc. or America's Coffee Cup, Inc. without the prior written consent of the other, except by the laws of succession.

     (b) Except as dated by the provisions of subparagraph (a), this Agreement shall be binding on and inure to the benefit of the respective successors and assigns of the parties, as well as the parties.


     (c) Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties and their successors, any rights or remedies under this Agreement.

                             Notices

     6.04. Any notice or other communication required or permitted by this Agreement must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the United States mails for transmittal by certified or registered mail, postage prepaid, or when deposited with a public telegraph company for transmittal, charges prepaid, provided that the communication is addressed:

     (a)  In the case of Club Rouge, Inc., to:

               Club Rouge, Inc.
               900 West Bonanza Rd.
               Las Vegas, Nevada 89106

or to such other person or address designated by Club Rouge, Inc.
to receive notice.

(b)  In the case of America's Coffee Cup, Inc., to:

     America's Coffee Cup, Inc., 12528 Kirkham Ct, Suite 6
     Poway, CA 92064

or to such other person or address designated by America's Coffee
Cup, Inc. to receive notice.

                             Headings

     6.05 Paragraph and other headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                         Entire Agreement

     6.06. This instrument and the exhibits to this instrument contain the entire, and supersedes any previous, Agreements between the parties with respect to the transaction contemplated by the Agreement. It may be executed in any number of counterparts by the Agreement. It is the Agreement of the Parties hereto to enter into a Definitive Agreement setting out more clearly the transaction hereby on or before November 25, 1996.



Executed on the 20th day of December, 1996, at Las Vegas, Nevada.

                              PURCHASER:
                              America's Coffee Cup, Inc.
                              By:/s/ Robert Marsik
                              Its:President


                              ACQUIRED CORPORATION:
                              Club Rouge, Inc.
                              By:/s/ James Walker
                              Its: President

By:  /s/ James Walker
     Agent for the Shareholders

Tony Bottagaro
Beverage International Group, Ltd.
11210 Huron
Suite 200
Northglenn, CO 80234                         December 20, 1996

Sent Via Fax


Dear Tony,

     This letter is formal notification that America's Coffee Cup, Inc. is terminating and withdrawing our offer to acquire Beverage
International group as contemplated in the Letter of Intent dated
December 10, 1996.

As you are aware, the funding anticipated in the Letter of Intent has not occurred and ACC was unable to provide BIG with the $165,000 which was due December 13th and we will be unable to provide the $165,000 loan amount due today. Given the fact that no progress has been made towards the funding, we have no reason to believe that the funding will be provided to allow the proposed merger to be completed and must explore other opportunities.

I regret that the merger cannot be completed and wish you success with your Company.

Sincerely,



/s/ Robert Marsik
President